UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2014

Energy XXI Ltd

(Exact name of registrant as specified in its charter)

BERMUDA	001-33628	98-0499286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Canon’s Court, 22 Victoria Street, P.O. Box HM

1179, Hamilton HM EX, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (441) 295-2244

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As previously disclosed, on June 3, 2014, Energy XXI Ltd, an exempted company under the laws of Bermuda (“Energy XXI”), completed its acquisition of EPL Oil & Gas, Inc.

This Amendment No. 1 amends the Current Report on Form 8-K filed by Energy XXI with the Securities and Exchange Commission on May 12, 2014, to provide the pro forma financial information required by Item 9.01(b) of Form 8-K.

Item 9.01 – Financial Statements and Exhibits.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined statement of operations for the year ended June 30, 2014 is included as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

99.1	Unaudited pro forma condensed combined statement of operations for the year ended June 30, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Energy XXI Ltd

Date: November 25, 2014	By:	/s/ Bruce W. Busmire
	Name:	Bruce W. Busmire
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited pro forma condensed combined statement of operations for the year ended June 30, 2014.